Exhibit 10.86

                  FIRST AMENDMENT TO DEFERRED COMPENSATION PLAN

             WRITTEN CONSENT OF THE DEFERRED COMPENSATION COMMITTEE


The undersigned, being all of the members of the Deferred Compensation Committee established under the NAB Group USA Deferred Compensation Plan, hereby resolve as follows:

WHEREAS, Michigan National Corporation ("MNC") has established a separate deferred compensation plan,

WHEREAS, MNC desires to transfer all Participants' NAB Plan account balances to MNC's new plan and cease to be a Participating Employer in this plan,

NOW THEREFORE it is resolved that, effective as of the date below,

1. Section 1.1 of the Plan shall be amended and restated in its entirety as follows:

          Establishment and Purpose.  Each Participating  Employer hereby adopts
          -------------------------
     the NAB Group-USA Deferred Compensation Plan (the "Plan"), effective as of February 10, 1998 (the "Effective Date"). The purpose of the Plan is to provide each Participant in the Plan with an opportunity to defer receipt of salary, bonus, and other specified cash compensation. The Plan is intended to benefit a "select group of management or highly compensated employees" within the meaning of Sections 201, 301 and 401 of ERISA, and to be therefore exempt from the requirements of Parts 2, 3, and 4 of Title I of ERISA.

2. Michigan National Corporation shall be removed as a Participating Employer for all purposes under the Plan.


                       Date:  November 14, 2000               /s/
                                                 -------------------------------
                                                 Kevin Race
                                                 HomeSide, Inc.


                       Date:  November 14, 2000              /s/
                                                 -------------------------------
                                                 Joe Fritzsche
                                                 Michigan National Corporation